UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Neenah Paper, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2006 ANNUAL MEETING

AND

PROXY STATEMENT

April 3, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Neenah Paper, Inc. to be held at Preston Ridge III, 3460 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005 on Thursday, May 4, 2006 at 10:00 a.m., local time.

The formal business to be transacted at the Annual Meeting is described in the attached Notice of 2006 Annual Meeting and Proxy Statement. At the Annual Meeting, stockholders will be asked to (i) elect two Class II directors for a three-year term, (ii) approve certain performance measures under the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan, and (iii) ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Neenah Paper, Inc. for the fiscal year ending December 31, 2006. At the Annual Meeting, Neenah will provide a brief report on our operations and our plans for the future. Our directors and executive officers, as well as representatives from our independent registered public accounting firm, Deloitte & Touche LLP, will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope or vote electronically using the Internet or telephone voting procedures described in the attached Proxy Statement, at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting, even if you do not attend.

Sincerely,

SEAN T. ERWIN Chairman of the Board, President and Chief Executive Officer

Neenah Paper, Inc.
3460 Preston Ridge Road
Preston Ridge III, Suite 600
Alpharetta, Georgia 30005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 2006

NOTICE HEREBY IS GIVEN that the 2006 Annual Meeting of Stockholders of Neenah Paper, Inc. will be held at Preston Ridge III, 3460 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005 on Thursday, May 4, 2006, at 10:00 a.m., local time, for the purpose of considering and voting upon:

1.                A proposal to elect two Class II directors to serve until the 2009 Annual Meeting of Stockholders;

2.                A proposal to approve certain performance measures under the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan;

3.                A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Neenah Paper, Inc. for the fiscal year ending December 31, 2006; and

4.                Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 20, 2006 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors.

STEVEN S. HEINRICHS Senior Vice President, General Counsel and Secretary

Alpharetta, Georgia
April 3, 2006

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE ELECTRONICALLY USING THE INTERNET OR TELEPHONE VOTING PROCEDURES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

Neenah Paper, Inc.
3460 Preston Ridge Road
Preston Ridge III, Suite 600
Alpharetta, Georgia 30005

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 4, 2006

This Proxy Statement is furnished to the stockholders of Neenah Paper, Inc. in connection with the solicitation of proxies by our Board of Directors to be voted at the 2006 Annual Meeting of Stockholders and at any adjournments thereof (“the Annual Meeting”). The Annual Meeting will be held at Preston Ridge III, 3460 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005 on Thursday, May 4, 2006 at 10:00 a.m., local time. When used in this Proxy Statement, the terms “we,” “us,” “our” and “Neenah” refer to Neenah Paper, Inc.

The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is April 3, 2006.

VOTING

General

The securities that can be voted at the Annual Meeting consist of our common stock, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Annual Meeting is March 20, 2006. On the record date, 14,765,389 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the holders of the issued and outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In voting with regard to the proposal to elect two Class II directors (Proposal 1), stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is set forth in our Amended and Restated Bylaws, which provides for the election of each candidate by the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, votes that are withheld will be counted in determining the number of votes required to obtain the necessary majority vote for the proposal, and therefore, will have the same legal effect as voting against the proposal.

In voting with regard to the proposal to approve the performance measures under the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan, (the “Omnibus Plan”) (Proposal 2), stockholders may vote in favor of the proposal, against the proposal or may abstain from voting. The vote required to approve Proposal 2 is set forth in our Amended and Restated Bylaws, which requires the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal, and therefore, will have the same legal effect as voting against the proposal.

In voting with regard to the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 3), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 3 is set forth in our Amended and Restated Bylaws, which requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal, and therefore, will have the same legal effect as voting against the proposal.

Under the rules of the New York and American Stock Exchanges (the “Exchanges”) that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchanges. These votes by brokers are considered as votes cast in determining the outcome of any discretionary proposal. We believe that Proposal 1, Proposal 2 and Proposal 3 are discretionary. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting, but “broker non-votes” are not considered as votes cast or entitled to vote in determining the outcome of any proposal. Since Proposal 1, Proposal 2 and Proposal 3 are all discretionary proposals, we do not anticipate that there will be any broker non-votes with respect to such proposals, due to the fact that proxies returned by brokers without instructions will be voted “FOR” the approval of Proposal 1, Proposal 2 and Proposal 3.

Proxy Voting Procedures

You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If your shares are held in your name, you can vote by proxy in three convenient ways:

•       Via Internet:    Go to http://www.computershare.com/expressvote and follow the instructions. You will need to enter the control number printed on your proxy card.

•       By Telephone:    Call toll-free 1-800-652-8683 and follow the instructions. You will need to enter the control number printed on your proxy card.

•       In Writing:    Complete, sign, date and return your proxy card in the enclosed envelope.

All properly executed proxies received by Neenah in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted on the proxy card. In the absence of such instructions, the shares represented by a proxy will be voted “FOR” the election of all Class II director nominees described herein, “FOR” the approval of the performance measures under the Omnibus Plan and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (i) by giving written notice to Steven S. Heinrichs, Senior Vice President, General Counsel and Secretary of Neenah, at 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia, 30005, (ii) by submitting a proxy card bearing a later date, including a proxy given via the Internet or by telephone or (iii) by voting in person at the Annual Meeting. Please note, however, that under the rules of the Exchanges and the NASDAQ National Market, any beneficial owner of our common stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his or her shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges or the NASDAQ National Market, as employed by the beneficial owner’s brokerage firm.

We are also sending this Proxy Statement and voting materials to participants in various employee benefit plans of the company. The trustee of each plan, as the stockholder of record of the shares of common stock held in the plans, will vote whole shares of stock attributable to each participant’s interest in the plans in accordance with the directions the participant gives or, if no directions are given by the participant, in accordance with the directions of the respective plan committees.

In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We expect to retain Georgeson Shareholder Communications Inc. to aid in the solicitation at a cost of approximately $7,500 plus reimbursement of out-of-pocket expenses. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 20, 2006 with respect to (i) each of our directors; (ii) our Chief Executive Officer; (iii) each of the other named executive officers in the Summary Compensation Table herein; and (iv) all executive officers (including our Chief Executive Officer) and directors as a group, based in each case on information furnished to us by such persons. The mailing address of each director and officer is c/o Neenah Paper, Inc., 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia 30005. As used in this Proxy Statement, “beneficial ownership” means that a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security).

Name	Shares Beneficially Owned(1)		Percent of Class(2)
Sean T. Erwin	229,759	(3)	1.6%
Edward Grzedzinski	1,160		*
Steven S. Heinrichs	10,104	(3)	*
Mary Ann Leeper	1,410		*
Bonnie C. Lind	63,398	(3)	*
Timothy S. Lucas	1,160		*
Philip C. Moore	1,160		*
John F. McGovern	—
William K. O’Connor	53,878	(3)	*
James R. Piedmonte	64,192	(3)	*
Stephen M. Wood	6,160		*
All directors and executive officers as a group (11 persons)	432,381	(3)	2.9%

(1)          Except as otherwise noted, the directors and executive officers, and all directors and executive officers as a group, have sole voting power and sole investment power over the shares listed.

(2)          An asterisk indicates that the percentage of common stock projected to be beneficially owned by the named individual does not exceed 1% of our common stock.

(3)          Includes the following shares of our common stock which could be acquired within 60 days of March 20, 2006: Mr. Erwin, 202,324 shares; Ms. Lind, 54,873 shares; Mr. O’Connor, 46,846 shares; Mr. Piedmonte, 54,891 shares; Mr. Heinrichs, 7,094 shares, and all directors and executive officers as a group, 366,028 shares. Shares of common stock held by the trustee of Neenah’s 401(k) Retirement Plan for the benefit of, and which are attributable to the accounts in the plan of, the named executive officers above also are included in this table.

The following table sets forth information regarding the beneficial ownership of our common stock as of the date indicated for each person, other than the named executive officers and directors of Neenah, known to us to be the beneficial owner of more than 5% of our outstanding common stock.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Boston Partners Asset Management, LLC 28 State Street, 20th Floor Boston, MA 02109	756,390	(1)	5.1%
Wachovia Corporation One Wachovia Center Charlotte, NC 28288-0137	1,111,055	(2)	7.5%
Barclays Global Investors, N.A. 45 Fremont Street, San Francisco, CA 94105	787,468	(3)	5.3%
Olstein & Associates, L.P. 4 Manhattanville Road Purchase, New York 10577	991,100	(4)	6.7%

(1)          The amount shown and the following information is derived from the Schedule 13G filed by Boston Partners Asset Management, LLC reporting beneficial ownership as of December 31, 2005. According to the Schedule 13G, Boston Partners Asset Management, LLC, is the beneficial owner of, and has sole voting and dispositive power over the shares.

(2)          The amount shown and the following information is derived from the Schedule 13G filed by Wachovia Corporation (“Wachovia’’) reporting beneficial ownership as of December 31, 2005, as the parent of the following direct or indirect subsidiaries each of which own shares of our common stock: Wachovia Securities, LLC; Evergreen Investment Management Company; Wachovia Securities Financial Network, LLC; Calibre Advisory Services Inc.; Delaware Trust Company, N.A.; and Wachovia Bank, N.A. In the Schedule 13G, Wachovia does not affirm the existence of a group. The Schedule 13G discloses that Wachovia as the ultimate parent of the entities indicated above, has sole voting power with respect to 1,110,290 shares, shared voting power with respect to 169 shares, sole dispositive power with respect to 1,106,678 shares and shared dispositive power with respect to 2001 shares.

(3)          The amount shown and the following information is derived from the Schedule 13G filed by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd, and Barclays Global Investors Japan Trust and Banking Company Limited reporting beneficial ownership as of December 31, 2005. In the Schedule 13G, the reporting entities do not affirm the existence of a group. The Schedule 13G discloses that the reporting entities as a whole, have sole voting and sole dispositive power as to 716,718 shares and 787,468 shares, respectively and do not have shared power as to any shares.

(4)          The amount shown and the following information is derived from the Schedule 13G filed by Olstein & Associates, L.P. (“Olstein Associates’’) and The Olstein Funds reporting beneficial ownership as of December 31, 2005. In the Schedule 13G the reporting entities do not affirm the existence of a group. The Schedule 13G discloses that Olstein Associates has sole voting and sole dispositive power as to the entire number of shares reported above. Included within the total number of shares reported above are: 891,800 shares (the “Olstein Fund Shares’’) held by The Olstein Funds representing approximately 6.0% of the shares of common stock outstanding as of the date indicated above. The Schedule 13G discloses that The Olstein Funds have sole voting and sole dispositive power with respect to the Olstein Fund Shares. Also included within the total number of shares reported above are 99,300 shares held by the Smith Barney Classic Values Fund (the “Smith Barney Fund’’ and together with The Olstein Funds, the “Funds”). Olstein Associates acts as the investment advisor to the Funds and so possesses the voting and dispositive power described above with respect to the shares of common stock held by the Funds.

INFORMATION REGARDING DIRECTORS

Information Regarding Current Directors Nominated for Reelection

Set forth below is certain information as of March 20, 2006, regarding the two nominees for Class II directors, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

Mary Ann Leeper, Ph.D., age 65, has served as the President and Chief Operating Officer of The Female Health Company since 1996, as President and Chief Executive Officer of The Female Health Company Division of The Wisconsin Pharmacal Company from 1994 to 1996, and held other senior positions from 1987 to 1994 in the Wisconsin Pharmacal Company (renamed The Female Health Company in 1996). Dr. Leeper has served as a Director of The Female Health Company since 1987. Dr. Leeper is Chair and Board Member of The Female Health Foundation, which she founded in 1994 and has been a visiting Professor at the University of Virginia’s Darden School of Business M.B.A. program since 2001. She held senior positions at G D Searle, was Assistant Professor at Temple University Schools of Pharmacy and Medicine, as well as a biochemist for Wyeth Laboratories and McNeil Laboratories. Dr. Leeper’s educational background includes a B.S., Drexel University; M.S., Temple University; M.B.A., Northwestern University; and Ph.D., Temple University. Ms. Leeper has served as a director of Neenah since November 30, 2004.

Stephen M. Wood, Ph.D., age 59, is currently an independent international business consultant with the AFD Group, LLC. From 2001 to 2004, Dr. Wood served as the Chief Executive Officer of Kraton Polymers, a specialties chemical company, after it was sold by the Royal Dutch Shell Group to Ripplewood Holdings and established as an independent entity. Kraton Polymers is currently owned by the Texas Pacific Group which is a private equity investment company and JPMorgan Partners which is part of the JPMorgan Chase companies. From July to December 2004, Dr. Wood served as Vice Chairman advising the Kraton Board of Directors. Prior to the establishment of Kraton Polymers, Dr. Wood was President of the Elastomers business unit of Shell Chemicals Ltd. and a Vice President of that company. Dr. Wood was also International President of the International Institute of Synthetic Rubber Producers. Dr. Wood has a BSc in Chemistry and a Ph.D. in Chemical Engineering from Nottingham University, United Kingdom and is a graduate of the Institute of Chemical Engineers. Mr. Wood has served as a director of Neenah since November 30, 2004.

Information Regarding Continuing Directors

Set forth below is certain information as of March 20, 2006, regarding our continuing directors, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

Class I Directors—Term Expiring at the 2008 Annual Meeting of Stockholders

Timothy S. Lucas, CPA, age 59, has served as an independent consultant on financial reporting issues practicing as Lucas Financial Reporting since 2002. From 1988 to 2002, Mr. Lucas worked at the Financial Accounting Standards Board (FASB), where he was the Director of Research and Technical Activities, and Chairman of the FASB’s Emerging Issues Task Force. Mr. Lucas has served as a director of Neenah since November 30, 2004.

Philip C. Moore, age 52, is a partner at McCarthy Tétrault, L.L.P., Canada’s largest law firm. Mr. Moore practices corporate and securities law, with particular emphasis on corporate governance and finance, mergers and acquisitions and other business law issues. Mr. Moore has been with McCarthy Tétrault, L.L.P. since 1988. From 1994 to 2000, Mr. Moore was a director of Imax Corporation. He is currently a director of various private companies. Mr. Moore has served as a director of Neenah since November 30, 2004.

Class III Directors—Term Expiring at the 2007 Annual Meeting of Stockholders

Sean T. Erwin, age 54, is the Chairman of our Board of Directors and our President and Chief Executive Officer. Prior to our Spin-Off from Kimberly-Clark Corporation, Mr. Erwin had been an employee of Kimberly-Clark since 1978, and had held increasingly senior positions in both finance and business management. In January 2004, Mr. Erwin was named President of Kimberly-Clark’s Pulp and Paper Sector, which comprised the businesses transferred to us by Kimberly-Clark. He served as the President of the Global Nonwoven business from early 2001. He has also served as the President of the European Consumer Tissue business, Managing Director of Kimberly-Clark Australia, as well as previously serving as President of the Pulp and Paper Sector, and President of the Technical Paper business. Mr. Erwin has served as a director of Neenah since November 30, 2004.

John F. McGovern, age 59 is the founder, and since 1999 a partner, of Aurora Capital LLC, a private investment and consulting firm based in Atlanta, GA. Prior to founding Aurora Capital, Mr. McGovern served in a number of positions of increasing responsibility at Georgia-Pacific Corporation from 1981 to 1999, including Executive Vice President/Chief Financial Officer from 1994 to 1999. Previously, Mr. McGovern had been Vice President and Director, Forest Products and Package Division of Chase Manhattan Bank. He currently serves as Director of Genetek, Inc., Payless ShoeSource, Inc. and Maxim Crane Works Holdings, Inc. Mr. McGovern replaced Mr. James Grosklaus, who resigned as a director in November of 2005.  Mr. McGovern has served as a director of Neenah since January 10, 2006.

Edward Grzedzinski, age 51, served as the Chief Executive Officer of NOVA Information Systems from 1993, and Vice Chairman of US Bancorp from November 2001 to 2004. Mr. Grzedzinski has 20 years of experience in the electronic payments industry and was a co-founder of NOVA Information Systems in 1991. Mr. Grzedzinski served as a member of the Managing Committee of US Bancorp, and was a member of the Board of Directors of US Bank, N.A. Mr. Grzedzinski also served as Chairman of euroConex Technologies, Limited, a European payment processor owned by US Bancorp until November 2004 and was a member of the Board of Directors of Indus International, a global provider of enterprise asset management products and services until April 2005. Mr. Grzedzinski has served as a director of Neenah since November 30, 2004.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee (the “Nominating Comittee’’). During 2005 our Board of Directors held seven meetings, the Audit Committee held seven meetings, the Compensation Committee held five meetings and the Nominating Committee held five meetings. No director attended less than 75% of the 2005 meetings of the Board and meetings of the committees of which he or she is a member (except that Mr. McGovern as a newly appointed director did not attend any of the 2005 meetings; however, Mr. James G. Grosklaus serving as a director of Neenah did attend at least 75% of the meetings as disclosed above). Although Neenah holds regularly scheduled executive sessions of non-management directors, Neenah has not designated a single presiding director to preside at such sessions. Instead, a director is chosen on an ad hoc basis to preside at each of the executive sessions.

Audit Committee

The Audit Committee is comprised solely of directors who meet the independence requirements of the New York Stock Exchange (“NYSE”) and the Securities Exchange Act of 1934, as amended

(“Exchange Act”), and are financially literate, as required by NYSE rules. At least one member of the Audit Committee is an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission (“SEC”). The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board of Directors in monitoring:

•       the quality and integrity of our financial statements;

•       our compliance with ethical policies contained in our Code of Business Conduct and Ethics and legal and regulatory requirements;

•       the independence, qualification and performance of our registered public accounting firm; and

•       the performance of our internal auditors.

The Audit Committee is governed by the Audit Committee Charter approved by the Board. The charter is available on our website at www.neenah.com. We will also provide a copy of the charter to stockholders upon request at no charge.

The members of the Audit Committee are Messrs. Lucas (Chairperson) and Moore and Dr. Wood. The Board has determined that Mr. Lucas is an audit committee financial expert.

Nominating and Corporate Governance Committee

The Nominating Committee is comprised solely of directors who meet NYSE independence requirements. The Nominating Committee:

•       oversees the process by which individuals are nominated to our Board of Directors;

•       reviews the qualifications, performance and independence of members of our Board of Directors;

•       reviews and recommends policies with respect to composition, organization, processes and practices of our Board of Directors; and

•       identifies and investigates emerging corporate governance issues and trends that may affect us.

The Nominating Committee is governed by the Nominating and Corporate Governance Committee Charter approved by the Board. The charter is available on our website at www.neenah.com. We will also provide a copy of the charter to stockholders upon request at no charge.

The members of the Nominating Committee are Dr. Leeper (Chairperson), Mr. McGovern and Mr. Grzedzinski.

Compensation Committee

The Compensation Committee is comprised solely of directors who meet NYSE independence requirements, meet the requirements for a “Nonemployee Director” under the Exchange Act, and meet the requirements for an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee:

•       reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and sets such compensation;

•       approves, in consultation with our Chief Executive Officer, the compensation of our officers who are elected by our Board of Directors;

•       makes recommendations to our Board of Directors with respect to our equity-based plans and executive incentive-compensation plans; and

•       reviews with management and approves awards under our long-term incentive-compensation plans and equity-based plans.

The Compensation Committee is governed by the Compensation Committee Charter approved by the Board. The charter is available on our website at www.neenah.com. We will also provide a copy of the charter to stockholders upon request at no charge.

The members of the Compensation Committee are Messrs. Moore (Chairperson) and McGovern and Dr. Wood.

CORPORATE GOVERNANCE

Independent Directors

Our Amended and Restated Bylaws provide that a majority of the directors on our Board shall be independent. In addition, the Corporate Governance Policies adopted by the Board, described further below, provide independence standards consistent with NYSE listing standards. The nominees for director are such that immediately after the election of the nominees to the Board of Directors, a majority of all directors holding office will be independent directors. The Nominating Committee and the Board have determined that all directors and nominees, except for Mr. Erwin, do not have any relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and are independent in accordance with NYSE listing standards and our Corporate Governance Policies.

Nomination of Directors

The Board of Directors is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Nominating Committee, in consultation with the Chairman of the Board and Chief Executive Officer. More specifically, our Nominating Committee has adopted, and the Board of Directors has ratified, the Neenah Paper, Inc. Policy Regarding Qualification and Nomination of Director Candidates.

The Nominating Committee seeks to create a Board that is as a whole strong in its collective knowledge of, and diversity of skills and experience with respect to, accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets.

Qualified candidates for director are those who, in the judgment of the Nominating Committee, possess all of the following personal attributes and a sufficient mix of the experience attributes to assure effective service on the Board. Personal attributes of a Board candidate considered by the Nominating Committee include: leadership, ethical nature, contributing nature, independence, interpersonal skills, and effectiveness. Experience attributes of a Board candidate considered by the Nominating Committee include: financial acumen, general business experience, industry knowledge, diversity of view points, special business experience and expertise. When the Nominating Committee reviews a potential new candidate, the Nominating Committee looks specifically at the candidate’s qualifications in light of the needs of the Board and our company at that time given the then current mix of director attributes.

The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Nominating Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected. In the event that vacancies are anticipated or otherwise arise, the Nominating Committee will seek to identify director candidates based on input provided by a number of sources, including: (i) Nominating Committee members, (ii) other directors of Neenah, (iii) management of Neenah and (iv) stockholders of Neenah. The Nominating Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

In accordance with NYSE listing standards, we ensure that at least a majority of our Board is independent under the NYSE definition of independence, and that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Nominating Committees.

The Nominating Committee considers nominees recommended by stockholders as candidates for election to the Board of Directors. A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting is required to give written notice to the Secretary of Neenah of his or her intention to make a nomination. Pursuant to our Amended and Restated Bylaws, the notice of nomination must be received by Neenah not less than 50 days nor more than 75 days prior to the Annual Meeting, or if Neenah gives less than 60 days notice of the meeting date, the notice of nomination must be received within 10 days after the Annual Meeting date is announced.

To recommend a nominee, a stockholder should write to Steven S. Heinrichs, Senior Vice President, General Counsel and Secretary of Neenah, at 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia 30005. Any such recommendation must include:

•       the name and address of the stockholder and a representation that the stockholder is a holder of record of shares of our common stock;

•       a brief biographical description for the nominee, including his or her name, age, business and residence addresses, occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

•       a description of all arrangements or understandings between the stockholder and each nominee; and

•       the candidate’s consent to serve as a director if elected.

Once director candidates have been identified, the Nominating Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating Committee deems necessary or appropriate, including those set forth above. Qualified prospective candidates will be interviewed by the Chairman of the Board, the Chief Executive Officer and at least one member of the Nominating Committee. The full Board will be kept informed of the candidate’s progress. Using input from such interviews and other information obtained by the Nominating Committee, the Nominating Committee will evaluate whether a prospective candidate is qualified to serve as a director and, if so qualified, will seek full Board approval of the nomination of the candidate or the election of such candidate to fill a vacancy on the Board.

Existing directors who are being considered for re-nomination will be re-evaluated by the Nominating Committee based on each director’s satisfaction of the qualifications described above and his or her performance as a director during the preceding year. All candidates submitted by stockholders will be evaluated in the same manner as candidates recommended from other sources, provided that the procedures set forth above have been followed.

All of the current nominees for director recommended for election by the stockholders at the 2006 Annual Meeting are current members of the Board. Based on the Nominating Committee’s evaluation of each nominee’s satisfaction of the qualifications described above and their performance as directors in 2005, the Nominating Committee determined to recommend the two directors for re-election. No other person or entity has recommended the current nominations for re-election. The Nominating Committee has not received any nominations from stockholders for the 2006 Annual Meeting.

Corporate Governance Policies

We have adopted the Neenah Paper, Inc. Corporate Governance Polices (the “Corporate Governance Policies”) that guide the company and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director evaluations, director orientation and education, director access to management, Board access to independent advisors, and management development and succession planning. A copy the Corporate Governance Policies are available on our website at www.neenah.com. We will provide a copy of the Corporate Governance Policies to stockholders upon request at no charge.

Code of Business Conduct and Ethics

We have adopted the Neenah Paper, Inc. Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, and applies to our Chief Executive Officer, Chief Financial Officer (who is both our principal financial and principal accounting officer), as well as all other employees, as indicated above. The Code of Business Conduct and Ethics also meets the requirements of a code of conduct under NYSE listing standards. The Code of Business Conduct and Ethics is available on our website at www.neenah.com. We will provide a copy of the Code of Business Conduct and Ethics to stockholders upon request at no charge.

Communications with the Board of Directors

We have established a process for stockholders to communicate with members of the Board, including non-management members of the Board. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matter, or any issue with regard to our Code of Business Conduct and Ethics or other matters that you wish to communicate to our Board or non-management directors, send these matters in writing to c/o General Counsel, Neenah Paper, Inc., 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia 30005. Information about our Board communications policy and procedures for processing Board communications can be found on our website at www.neenah.com under the link “Investor Relations—Corporate Governance—Board of Directors—Board Communications Policy.”

DIRECTOR COMPENSATION

Each of our directors who is not an employee receives an annual cash retainer fee of $36,000 and is paid $1,000 for each Board and committee meeting attended. The chairperson of the Audit Committee is paid an additional $5,000 in cash per year and directors chairing other committees are paid an additional $3,000 in cash per year. In addition to the cash compensation, to ensure that our directors will have an equity ownership interest aligned with our stockholders, we plan to make annual awards of nonqualified stock options, restricted shares and/or restricted stock units of our common stock under the Omnibus Plan to each nonemployee director. On June 21, 2005, each nonemployee director was granted 1,875 nonqualified stock options at a per share exercise price of $33.32 (which was the fair market value of our common stock on that date) and 585 restricted stock units. These stock options and restricted stock units will become fully exercisable and/or vested, as applicable, on the first anniversary of the date of grant. Employee directors will receive no additional compensation and no perquisites for serving on our Board.

EXECUTIVE COMPENSATION

Compensation Summary

The information set forth in the following table reflects compensation paid by us to our Chief Executive Officer and our four other most highly paid executive officers, who were named executive officers, for services rendered during the year 2005.

Summary Compensation Table

				Long Term Compensation
	Annual Compensation(1)			Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Sean T. Erwin	2005	590,000	313,585	90,720	34,600	7,705
Chairman of the Board,	2004	49,167	88,500	727,892	291,547	22,693
President and Chief Executive
Officer
Steven S. Heinrichs	2005	230,000	78,738	14,280	5,300	21,457
Senior Vice President,	2004	18,750	20,250	65,200	20,700	6,962
General Counsel and
Secretary
Bonnie C. Lind	2005	275,000	101,375	31,920	12,200	18,008
Senior Vice President, Chief	2004	22,917	27,500	229,747	86,089	5,975
Financial Officer and
Treasurer
William K. O’Connor	2005	230,000	77,275	13,440	5,400	6,300
Senior Vice President—Sales	2004	18,333	19,800	166,092	60,086	100
and Marketing
James R. Piedmonte	2005	216,800	74,994	13,440	5,100	9,335
Senior Vice President—	2004	17,917	19,350	61,940	67,831	8,807
Operations

(1)          For 2004 amounts reported as salary and bonus for all named executive officers are for the one month of operation as a separate entity. The salary and bonus amounts for Ms. Lind and Messrs. Heinrichs, O’Connor and Piedmonte did not exceed $100,000, due to the fact that we only operated as a separate entity for one month of the 2004 fiscal year.

(2)          2005 restricted stock unit awards were granted as performance share units pursuant to the Omnibus Plan. All performance share unit awards were valued at the closing price of our common stock on the date earned, which is the same as the grant date. The performance share unit awards were earned on December 31, 2005, when the closing price of our common stock was $28.00. The performance share units will vest in full on December 31, 2007 and thereafter are subject to a mandatory two year holding period. See the Compensation Committee Report on Executive Compensation below for more details. As of December 31, 2005, the number and value of shares of restricted stock, restricted stock units and performance share units held by the named executive officers are: Mr. Erwin, 24,237 shares, $678,636; Mr. Heinrichs, 2,510 shares, $70,280; Ms. Lind, 7,849 shares, $219,772; Mr. O’Connor, 5,253 shares, $147,084; and Mr. Piedmonte, 2,380 shares, $66,640. Dividends are paid on restricted stock, restricted stock units, and performance share units at the same rate paid to all of our stockholders.

2004 restricted stock unit awards were granted pursuant to the Omnibus Plan. All restricted stock and restricted stock unit awards were valued at the closing price of our common stock on the date of grant. The restricted stock unit awards were granted on December 1 and December 15 and the closing prices of our common stock on these dates were $33.50 and $32.60, respectively. The restricted stock granted on December 1, 2004 replaced restricted stock that was forfeited under the Kimberly-Clark equity compensation plans and was granted as follows: Mr. Erwin, 9,272 shares (with 1,075 shares vested on June 8, 2005, 2,210 shares vesting on November 12, 2006 and 5,987 shares vesting on February 17, 2008); Ms. Lind 2,479 shares (with 86 shares vested on June 8, 2005, 184 shares vested on November 12, 2005, 294 shares vesting on November 12, 2006 and 1,915 shares vesting on February 17, 2008); and Mr. O’Connor, 3,001 shares (with 128 shares vested on June 8, 2005 and 2,873 shares vesting on February 17, 2008). The restricted stock unit awards granted on December 15 were “fresh start” awards and were granted as follows: Mr. Erwin, 12,800 shares; Ms. Lind, 4,500 shares, Mr. O’Connor, 1,900 shares; Mr. Piedmonte, 1,900 shares; and Mr. Heinrichs, 2,000 shares. The restricted stock unit awards granted on December 15 vest in equal increments of one-third, with 33.34% vesting on the second anniversary of the date of grant, or December 15, 2006, and 33.33% vesting on each of December 15, 2007 and December 15, 2008. As of December 31, 2004, the number and value (based on the December 31, 2004 stock price of $32.60 per share) of total shares of restricted stock and restricted stock units held by the named executive officers were: Mr. Erwin, 22,072 shares, $719,547; Mr. Heinrichs, 2,000 shares, $65,200; Ms. Lind, 6,979 shares, $227,515; Mr. O’Connor, 5,009 shares, $163,293; and Mr. Piedmonte, 1,900 shares, $61,940. Dividends are paid on restricted stock and restricted stock units at the same rate paid to all of our stockholders.

(3)          For 2005 amounts shown are for payments made as follows: for Mr. Erwin, $6,300 for matching contributions under our 401(k) plan and $1,405 for payments made to or on behalf of Mr. Erwin for executive perquisites, which cover financial and estate planning, tax preparation services and one annual health physical; for Mr. Heinrichs, $3,988 for matching contributions under our 401(k) Plan, $12,300 under our Retirement Contribution Plan, a tax-qualified defined contribution plan, $3,969 earned in an unfunded supplemental retirement contribution plan, and $1,200 for executive perquisites as noted above; for Ms. Lind, $6,300 for matching contributions under our 401(k) Plan, $5,618 for executive perquisites as noted above, and $6,090 for final expenses and applicable tax gross up attributable to Ms. Lind’s relocation to Atlanta from Dallas; for Mr. O’Connor, the entire amount represents matching contributions under our 401(k) Plan; and for Mr. Piedmonte, $6,300 for matching contributions under our 401(k) Plan and $3,035 for executive perquisite reimbursements. For 2004 amounts shown are for payments made as follows: for Mr. Erwin, $22,693 for unused vacation; for Mr. Heinrichs, $562 for matching contributions under our 401(k) Plan and $6,400 under our Retirement Contribution Plan; for Ms. Lind, $687 for matching contributions under our 401(k) Plan and $5,288 for unused vacation; for Mr. O’Connor, the entire amount represents matching contributions under our 401(k) Plan; and for Mr. Piedmonte, $537 for matching contributions under our 401(k) Plan and $8,270 for unused vacation.

Stock Option Grants

The following table contains information relating to the stock option grants made in 2005 to our named executive officers under the Omnibus Plan.

Option Grants in Last Fiscal Year

	Number of Securities Underlying Option		Percent of Total Options Granted to Employees	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Granted (#)		in Fiscal Year	($/sh)	Date	5% ($)	10% ($)
Sean T. Erwin	17,300	(2)	27.4%	33.19	2/21/15	361,103	915,106
Chairman of the Board,	17,300	(3)	27.4%	31.70	8/21/15	344,892	874,024
President and Chief Executive
Officer
Steven S. Heinrichs	2,650	(2)	4.2%	33.19	2/21/15	55,313	140,175
Senior Vice President, General	2,650	(3)	4.2%	31.70	8/21/15	52,830	133,882
Counsel and Secretary
Bonnie C. Lind	6,100	(2)	9.7%	33.19	2/21/15	127,325	322,668
Senior Vice President, Senior	6,100	(3)	9.7%	31.70	8/21/15	121,609	308,182
Chief Financial Officer and
Treasurer
William K. O’ Connor	2,700	(2)	4.3%	33.19	2/21/15	56,357	142,820
Senior Vice President—Sales	2,700	(3)	4.3%	31.70	8/21/15	53,827	136,408
and Marketing
James R. Piedmonte	2,550	(2)	4.0%	33.19	2/21/15	53,226	134,886
Senior Vice President—	2,550	(3)	4.0%	31.70	8/21/15	50,837	128,830
Operations

(1)          Amounts represent hypothetical gains assuming exercise at the end of the option term and assuming annual rates of stock price appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC. These assumptions are not intended to forecast future appreciation, if any, of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee’s continued employment through applicable exercisability periods, the dates on which the options are exercised and the dates on which the underlying shares are sold. The closing price of our common stock on March 20, 2006, the record date, was $32.77 per share.

(2)          These options were granted on February 21, 2005, and vest as follows: 33.34% on February 21, 2006 and 33.33% on both February 21, 2007 and February 21, 2008.

(3)          These options were granted on August 22, 2005, and vest as follows: 33.34% on August 22, 2006 and 33.33% on both August 22, 2007 and August 22, 2008.

Option Exercises

The following table sets forth option exercises by the named executive officers during the fiscal year ended December 31, 2005, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of December 31, 2005 and (ii) the respective value for “in-the-money” options, which represents the positive spread between the exercise price of existing options and the fair market value of our common stock at the close of business on December 31, 2005, which was $28.00.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
Sean T. Erwin	0	—	175,777	150,370	124,470	82,983
Chairman of the Board,
President and Chief
Executive Officer
Steven S. Heinrichs	0	—	6,210	19,790	—	—
Senior Vice President,
General Counsel and
Secretary
Bonnie C. Lind	0	—	46,906	51,383	21,070	23,693
Senior Vice President, Chief
Financial Officer and
Treasurer
William K. O’Connor	0	—	38,530	26,956	22,247	29,615
Senior Vice President—
Sales and Marketing
James R. Piedmonte	0	—	49,588	23,343	42,295	17,783
Senior Vice President—
Operations

Defined Benefit Retirement Plans

The following table illustrates the estimated annual standard pension benefit payable as of normal retirement at age 65 at specified compensation levels and years of service classifications under our tax-qualified defined benefit plan, the Neenah Paper Pension Plan, and our nonqualified defined benefit plan, the Neenah Paper Supplemental Pension Plan. These benefits include accrued liabilities in our defined benefit plans and nonqualified defined benefit plans.

Pension Plan Table

	Years of Benefit Service
Plan Compensation	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years	45 Years
100,000	20,000	30,000	35,000	40,000	45,000	55,000	60,000
200,000	45,000	60,000	70,000	85,000	100,000	115,000	125,000
300,000	65,000	90,000	110,000	130,000	150,000	175,000	195,000
400,000	90,000	120,000	145,000	175,000	205,000	235,000	260,000
600,000	135,000	180,000	220,000	265,000	310,000	355,000	395,000
800,000	180,000	240,000	295,000	355,000	415,000	475,000	530,000
1,000,000	225,000	300,000	370,000	445,000	520,000	595,000	665,000
1,200,000	270,000	360,000	445,000	535,000	625,000	715,000	800,000
1,400,000	315,000	420,000	520,000	625,000	730,000	835,000	935,000
1,600,000	360,000	480,000	595,000	715,000	835,000	955,000	1,070,000
1,800,000	405,000	540,000	670,000	805,000	940,000	1,075,000	1,205,000
2,000,000	450,000	600,000	745,000	895,000	1,045,000	1,195,000	1,340,000

Plan compensation considered in calculating benefits under the defined benefit plans includes all compensation except payments in lieu of vacation, severance, noncash compensation, service or suggestion awards, and any other special or unusual compensation.

The amounts set forth in the table above are subject to offset for social security benefits. The estimated years of benefit service as of normal retirement at age 65 for our named executive officers are: 38.1 years for Mr. Erwin, 41.9 years for Ms. Lind, 37.3 years for Mr. O’Connor, and 43.4 years for Mr. Piedmonte. Mr. Heinrichs was not eligible to participate in our defined benefit pension plan, or the Neenah Paper Pension Plan; however, he does participate in our Retirement Contribution Plan, a defined contribution plan. Under the defined benefit pension plan, an employee is entitled to receive an annual benefit based on the number of his completed years of benefit service and the average of his earnings over the highest five years, as offset by social security benefits. Benefits under the Neenah Paper Pension Plan will be limited to the extent required by the Code, with any excess benefits over those limitations being paid under the Neenah Paper Supplemental Pension Plan (as described below).

Retirement benefits for participants who have at least five years of vesting service may begin on a reduced basis at age 55, or on an unreduced basis at normal retirement age. Unreduced benefits also are available for participants with 10 years of vesting service at age 62 or as early as age 60 with 30 years of vesting service. The normal form of benefit is a single-life annuity, payable monthly. Benefits will be actuarially adjusted if the employee receives payment in the form of a joint and survivor annuity or any of other optional forms of benefit available under the Neenah Paper Pension Plan.

Mr. Heinrichs participates in our Retirement Contribution Plan, a defined contribution money purchase pension plan. Under the Retirement Contribution Plan, we provide monthly contributions to an account pursuant to a schedule based on the participant’s age and eligible earnings. Contributions are based on a percentage of the employee’s compensation and are invested in certain designated investment options as elected by the participant. Distributions of the participant’s account balance are only available after termination of employment. Contributions under this plan will be limited to the extent required by the Code, with any excess benefits over those limitations being paid under the Neenah Paper Supplemental Retirement Contribution Plan (as described below). As of normal retirement age, assuming a return rate of five percent (5%) on investments and a three percent (3%) average annual increase in salary, Mr. Heinrichs will have a total of approximately $1,300,000 available, on a combined basis, in the Retirement Contribution Plan and the Neenah Paper Supplemental Retirement Contribution Plan.

Supplemental Retirement Plans

The Neenah Paper Supplemental Pension Plan and the Neenah Paper Supplemental Retirement Contribution Plan provide participants with a benefit equal to the difference between (i) the benefit payable to a participant under our tax-qualified Pension Plan and/or our Retirement Contribution Plan, as applicable, and (ii) the benefit that would be payable to a participant under such plans, calculated without regard to the annual benefit and compensation limitations imposed by the Code. The supplemental retirement plans are currently unfunded and all benefits under those plans would be payable from our general assets. In the event of a change of control, each participant would receive the present value of his or her accrued benefits or account balance in the supplemental retirement plans in a lump sum. Each of the named executive officers participates in only one supplemental retirement plan.

Executive Severance Plan

The Neenah Paper Executive Severance Plan (the “Executive Severance Plan”) covers designated officers, including all of our named executive officers, and provides certain severance benefits upon termination of employment following a change in control of Neenah. Upon termination of the officer’s employment by Neenah without “cause” or by the officer for “good reason” (as defined in the Executive Severance Plan) within the two-year period following a change in control or a termination by us without “cause” during the one-year period preceding such a change of control, the officer will be entitled to a lump-sum cash payment equal to the sum of:  (i) two times the sum of his annual base salary and targeted annual bonus; (ii) any qualified retirement plan benefits forfeited as a result of such termination, (iii) the amount of retirement benefits such officer would have received under the qualified and supplemental retirement plans but for his or her termination for the two-year period following his or her termination; (iv) the cost of medical and dental COBRA premiums for a period of two years; and (v) a cash settlement of any accrued retiree medical credits. In addition, the officer will be eligible to receive outplacement services for a period of two years (up to a maximum cost to us of $50,000). Payment of the benefits under the Executive Severance Plan is subject to the applicable executive executing an agreement that includes restrictive covenants and a general release of claims against us. The Executive Severance Plan has been designed to limit exposure for any “parachute” excise taxes; but if such excise taxes apply, we will reimburse the officer on an after-tax basis for any excise taxes incurred by that executive due to payments under the Executive Severance Plan.

Severance Pay Plan

The Neenah Paper Severance Pay Plan (the “Severance Pay Plan”) provides regular and change in control severance to salaried employees of our U.S. companies. Participation in the Severance Pay Plan is conditioned upon each participant’s execution of a noncompete agreement. In the event of a qualifying termination, the Severance Pay Plan generally provides officers (including named executive officers) severance equal to one year of base salary. Other eligible employees generally receive severance equal to one week’s pay for each year of employment with a minimum of six weeks pay (provided they are eligible for at least one week of severance pay) and a maximum of 26 weeks pay. In the event of a qualifying termination within two years following a change in control of Neenah, the severance pay plan generally provides (i) officers (other than officers covered by the Executive Severance Plan discussed above) with a lump sum severance payment equal to two years of base salary, (ii) director-level employees with one year of base salary, and (iii) other eligible employees with one week’s pay for each year of employment with a minimum of six weeks of pay and a maximum of 26 weeks of pay. Payment of severance under the Severance Pay Plan is subject to the employee executing a severance agreement that includes restrictive covenants and a general release of claims against us.

Omnibus Stock and Incentive Compensation Plan

The Omnibus Plan was approved by Neenah’s sole stockholder, Kimberly-Clark, on August 31, 2004. The purpose of the Omnibus Plan is to encourage ownership in our common stock by those employees, directors and others who have contributed, or are determined to be in a position to contribute, materially to our success, thereby increasing their interest in our long-term success. Grants and awards under the plan may be made to our employees, directors, employees of our affiliated companies, consultants, agents, advisors or independent contractors who perform services for us or our affiliates.

We have reserved 3,500,000 shares of our common stock for issuance under the Omnibus Plan. The number of shares available for issuance under the Omnibus Plan may be adjusted in the event of any corporate reorganization or transaction. In addition, any outstanding awards would be adjusted to reflect any changes in number of shares or exercise price subject to the awards, upon such a corporate event or upon any unusual or nonrecurring event that affects our stock, if appropriate to prevent unintended dilution or enlargement of awards.

The Omnibus Plan is administered by the Compensation Committee, which consists entirely of independent directors. The Compensation Committee may, from time to time, select participants, determine the extent of awards under the plan and make all other necessary decisions and interpretations under the plan. Under the Omnibus Plan, the Compensation Committee, in its discretion, may grant awards of various types of equity-based compensation, including incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance units, in addition to certain cash-based awards. Options granted pursuant to the Omnibus Plan have a maximum 10 year exercise term from the grant date. Grants and awards under the Omnibus Plan are made at fair market value and no grant or award may be re-priced after its grant. The terms and conditions of each grant or award are determined by the Compensation Committee at the time of grant and are documented in an award agreement with the participant.

The Omnibus Plan is designed to allow certain awards to meet the requirements for exemptions under Section 16 of the Exchange Act and the tax deductibility requirements for performance-based compensation under Code Section 162(m). The Omnibus Plan specifies that the Compensation Committee may design performance-based grants and awards using performance measures for exercisability, vesting or payment subject to the deduction limits of Code Section 162(m) for our Chief Executive Officer and four other most highly compensated officers based on the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) gross or net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (vii) earnings before or after taxes, interest, depreciation and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) customer satisfaction; (xv) working capital targets; (xvi) economic value added; (xvii) volume; (xviii) capital expenditures; (xix) market share; (xx) costs; (xxi) regulatory ratings; (xxii) asset quality; (xxiii) net worth; and (xxiv) safety. Performance measures may be used to measure the performance of our company, our affiliates and/or subsidiaries or any combination thereof, and may be compared to the performance of a group of comparable companies or an index, all as determined by the Compensation Committee.

Subject to the limit of available shares the following are the annual limits in any one year to any one participant in the Omnibus Plan:

Options:	200,000
Stock Appreciation Rights:	300,000
Restricted Stock Units:	200,000
Performance Shares or Performance Share Units:	200,000
Cash Based Awards:	$5,000,000
Other Stock Based Awards:	200,000
162(m) Employee Award Incentive Award:

Established by the Compensation Committee based on a percentage of an incentive pool equal to the greater of: (i) 20% of Neenah’s consolidated operating-earnings for the plan year or (ii) 20% of Neenah’s operating cash flow for the plan year. In no event may the incentive pool percentage for any 162(m) Employee exceed 40% of the total pool.

The Compensation Committee may provide in an award that any evaluation of performance may include or exclude any of the following events:  asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; any reorganization or restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing in our annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses. The Compensation Committee may adjust awards that are intended to be performance-based compensation downward in its discretion, but may not adjust them upward.

Upon a change in control of our company, unless otherwise determined by the Compensation Committee and reflected in a specific award agreement, all outstanding options and stock appreciation rights granted under the Omnibus Plan will become fully exercisable and all other outstanding awards that vest based on service will become fully vested and free of restrictions. Any outstanding awards based on performance, such as performance-based restricted stock, performance-based restricted stock units, performance units, performance shares and performance-based cash-based awards, will be deemed fully vested at target level upon a change in control.

Notwithstanding the above, if a replacement award is provided to the participant following the change in control, the treatment of outstanding awards under the Omnibus Plan will be determined by the Compensation Committee. Upon termination of employment by us without cause, termination by the employee with good reason, or termination of service of a director within two years following a change in control of Neenah, (i) all replacement awards held by that individual will become fully exercisable, vested and free of restrictions, and (ii) outstanding options and stock appreciation rights that are replacement awards or that were held by that individual as of the date of the change in control will remain exercisable for at least one year following termination of employment or service (but not to exceed the maximum term of the award).

Tax Consequences of Omnibus Plan

The following discussion outlines generally the federal income tax consequences of participation in the Omnibus Plan, and is not intended to be a complete description of all of the possible tax consequences arising out of the Omnibus Plan. The federal income tax law and regulations are frequently amended, and individual circumstances may vary these results. The information below is not intended to be used, and cannot be used, to avoid penalties imposed under the Code. ALL PARTICIPANTS SHOULD CONSULT THEIR OWN TAX COUNSEL FOR ADVICE REGARDING THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM UNDER THE OMNIBUS PLAN, INCLUDING FEDERAL, STATE AND LOCAL TAX LAWS.

Incentive Stock Options.   A participant will not recognize income and will not be taxed upon the grant of an incentive stock option or upon the exercise of all or a portion of the option. Instead, the participant will be taxed at the time the participant sells the common stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and Neenah will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and Neenah will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Nonqualified Stock Options.   A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of Neenah common stock on the date the option is exercised over the price paid for such common stock, and Neenah will then be entitled to a corresponding deduction. Such fair market value generally will be determined on the date the shares of common stock are transferred pursuant to the exercise. However, if the participant is subject to Section 16(b) of the Securities Exchange Act of 1934, the date on which the fair market value of the shares transferred will be determined is delayed until the earlier of the last day of the six-month period beginning on the date the “property” is “purchased,” or the first day on which a sale of the “property purchased” will not subject the option holder to suit under Section 16(b) of the Exchange Act. Alternatively, if the participant is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The participant will recognize ordinary income in the year in which the fair market value of the shares transferred is determined. Neenah generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant when such ordinary income is recognized by the participant.

Depending upon the length of the period shares of our common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to Neenah.

Stock Awards.   A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and Neenah will then be entitled to a corresponding deduction. If a participant timely makes an election under Section 83(b) of the Code at the time of receipt of a stock award, the participant may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and Neenah also will be entitled to a corresponding deduction at that time. No loss may be claimed for taxes paid on shares of common stock that are subsequently forfeited.

Other Stock Incentives.   A participant will not recognize any income and is not otherwise taxed upon the grant of a stock appreciation right, a dividend equivalent right, a performance share award, a performance unit award, a restricted stock unit, or any other stock-based award contemplated by the Omnibus Plan (the “Equity Incentives”). Generally, at the time a participant receives payment under any Equity Incentive, the participant recognizes compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, and Neenah then is entitled to a corresponding deduction.

Cash-Based Awards.   Generally, at the time a participant receives payment of a cash-based award or annual incentive award, the participant recognizes compensation taxable as ordinary income in the amount equal to the cash received, and Neenah then is entitled to a corresponding deduction.

Deferred Awards.   The Compensation Committee may permit or require a participant to defer his or her receipt of payment of cash or delivery of shares of Neenah common stock that would otherwise be due to such participant by virtue of the exercise of an option or stock appreciation right, the lapse or waiver of restrictions with respect to restricted stock or restricted stock units, or the satisfaction of any requirements or performance goals with respect to performance shares, performance units, covered employee annual incentive awards, other stock-based awards or cash-based awards. Neenah believes that a participant should not be taxed on any deferred award until such date as the payment, shares and/or dividends attributable to the deferred award are payable to the participant. At that time, the participant should recognize compensation taxable as ordinary income in an amount equal to the then fair market value attributable to the deferred award, and Neenah should then be entitled to a corresponding deduction. While the company believes the above to be the proper income tax treatment, it cannot guarantee that the Internal Revenue Service would not attempt to tax the value of the deferred award at an earlier date.

Tax Withholding.   To the extent necessary, all payments pursuant to the Omnibus Plan are subject to income tax withholding.

ERISA.   The Omnibus Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The Omnibus Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued under all of our existing equity compensation plans as of December 31, 2005, which consisted solely of the Omnibus Plan.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a) (#)	(b) ($)	(c) (#)
Equity compensation plans approved by security holders	1,351,067	31.71	2,148,933
Equity compensation plans not approved by security holders	N/A	N/A	N/A
TOTAL	1,351,067	31.71	2,148,933

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report of the Compensation Committee of the Board of Directors on Executive Compensation discusses the methods that were used to determine executive compensation for the fiscal year ended December 31, 2005. The report specifically reviews the methods employed in setting the compensation of our Chairman of the Board, President and Chief Executive Officer (the “Chief Executive Officer”) and generally with respect to all executive officers.

Philosophy

Our compensation policies are designed to accomplish the following key objectives:

(1)         reward executives for long-term strategic management and enhancement of stockholder value;

(2)         support a performance-oriented environment that rewards achievement of internal goals and recognizes our performance compared to the performance of peer companies; and

(3)         attract and retain leaders whose abilities are considered essential to the long-term success and competitiveness of the company.

The primary components of our executive compensation are: base salaries; annual cash bonuses for achieving performance goals; and long-term equity-based incentives that may require performance goal achievement as well as continued employment.

Base Salary

Individual base salaries of our named executive officers are set at a level close to median of similar positions at the peer companies. The Compensation Committee reviews and approves base salary increases for the named executive officers on an annual basis.

Annual Performance Bonuses

Annual incentives are based on performance against Neenah’s goals that are established at the beginning of the year. For 2005, the Compensation Committee approved a new Management Incentive Plan (“MIP”). MIP bonuses are paid as a percentage of base salary with a target bonus ranging from 45% to 75% of base salary for named executive officers. The amount of the actual bonus awards may be adjusted up or down based on year-end performance results and the actual MIP bonuses can range from zero, or no payout, to 220% of target if results substantially exceed performance goals, which for 2005 were focused on earnings, paper revenues, pulp volumes, cost savings and corporate safety.

For 2006, the performance goals will focus on the accomplishment of strategic objectives of revenue growth and financial returns, with specific targets set for paper earnings, pulp costs, free cash flow and corporate safety.

Long-Term Equity Compensation

In 2005, we granted a combination of stock options and performance share units, each representing approximately 50% of the participant’s 2005 long-term incentive compensation award. The options were granted on two different dates, one grant in February and the second grant in August. The Compensation Committee also approved in February 2005 a target number of performance share units for each participant. The number of units actually earned by each participant were dependent upon our corporate performance in 2005, specifically our return on invested capital and the revenue growth of our three business units, with pulp price being neutral. Based on 2005 results, the number of performance share units earned was adjusted downward to 30% of target. The performance share units earned will vest 100% on December 31, 2007, assuming continued employment, and then will be subject to a mandatory two-year holding period.

For 2006, we will again grant stock options in February and August and establish a target number of performance share units. The amount of performance share units earned on December 31, 2006 will range from 30% to 225% of the target number, will be based on revenue growth and returns on invested capital in 2006 and will then be subject to a 2-year vesting period followed by a mandatory 2-year holding period.

Stock Ownership Guidelines

In keeping with the principles outlined earlier in this report, we believe that the interests of executives and stockholders will be more closely aligned if executives own meaningful amounts of our common stock. Accordingly, the Compensation Committee adopted stock ownership guidelines regarding the amount of stock executive officers should own. Under the guidelines, officers subject to the ownership guidelines are expected, over time, to acquire Neenah common stock worth up to three times base salary, based on their level of responsibility. The required time period for reaching the guidelines is five years. The Compensation Committee periodically reviews share ownership levels of those officers subject to the guidelines. If the guidelines are not met, future stock grants may be reduced in size.

Other Benefits

In order to remain competitive in the general marketplace, we offer our named executive officers certain other benefits, including qualified retirement plans, medical and dental insurance, life insurance, disability insurance, paid time off, and paid holidays. These benefits are offered to all other salaried employees in the United States. Highly compensated employees, including the executive officers, are eligible for participation in one of the supplemental retirement plans.

In addition to these benefits, we also offer the named executive officers reimbursements for financial and estate planning, tax preparation services and reimbursement for one annual health physical. The reimbursements for these services are not grossed up for taxes.

Compensation of the Chief Executive Officer

Mr. Erwin’s 2005 annual compensation was $590,000. This is below the median for Chief Executive Officers of peer companies using statistical regression based on company revenues. Mr. Erwin’s 2005 cash bonus target award was established at 75% of base salary and, as a result of company performance in 2005, Mr. Erwin received 70% of his targeted bonus or $313,585.  The bonus amount paid to Mr. Erwin for 2005 recognized significant cost savings across the company and improved safety performance in 2005 versus the previous year.

Mr. Erwin received stock option grants of 17,300 shares on both February 21, 2005 and August 22, 2005. Mr. Erwin had a target number of performance shares of 10,800. Because both sales growth and returns on invested capital were below budgeted levels, the number of performance shares earned was reduced to 30% of target, yielding a grant of 3,240 performance share units on December 31, 2005.  We believe these equity grants are consistent with our philosophy of aligning the interests of Mr. Erwin with those of our stockholders.

The Compensation Committee of the Board of Directors is composed entirely of independent directors. The Board designates the members and the chairman of the committee.

Limitations on the Deductibility of Executive Compensation

Section 162(m) of the Code limits our tax deduction for compensation over $1,000,000 paid to each of the Chief Executive Officer and to the four other most highly compensated executive officers. Compensation that meets the requirements for qualified performance-based compensation or certain other exceptions under the Code is not included in this limit. Our executive compensation for 2005 did not exceed the deductible limit. Generally, the Compensation Committee desires to maintain the tax deductibility of compensation for executive officers to the extent it is feasible and consistent with the objectives of our compensation programs. However, the Compensation Committee retains the discretion to determine whether the interests of Neenah and its stockholders may be served by providing compensation that is not deductible in order to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

Compensation Committee:
Philip C. Moore, Chairman
John F. McGovern
Stephen M. Wood

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

STOCK PERFORMANCE GRAPH

Our common stock began trading on the New York Stock Exchange on December 1, 2004. The price information reflected for our common stock in the following performance graph and accompanying table represents the closing sales prices of the common stock for the period from December 1, 2004 through December 31, 2005. The graph and the accompanying table compare the cumulative total stockholders’ return on our common stock with the cumulative total return of the Russell 2000 Index, the Dow Jones US Forestry & Paper Index and the Dow Jones US Paper Index. The calculations in the following graph and table assume that $100 was invested on December 1, 2004 in each of our common stock, the Russell 2000 Index, the Dow Jones US Forestry & Paper Index and the Dow Jones US Paper Index and the graph also assumes dividend reinvestment. The closing sale price of our common stock on the New York Stock Exchange was $32.77 per share on March 20, 2006.

COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
AMONG NEENAH PAPER, INC. THE RUSSELL 2000 INDEX,
THE DOW JONES FORESTRY & PAPER INDEX AND THE DOW JONES US PAPER INDEX

*                    $100 invested on December 31, 2004 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Neenah Paper—NYSE

	Cumulative Total Return
	12/1/04	12/04	12/05
NEENAH PAPER, INC.	100.00	97.31	84.66
RUSSELL 2000	100.00	102.06	102.62
DOW JONES US FORESTRY & PAPER	100.00	99.83	88.49
DOW JONES US PAPER	100.00	100.04	82.50

(1)          In 2004 Neenah used the Dow Jones US Forestry & Paper Index as our industry index for purposes of this performance graph. For 2005 Neenah is using the Dow Jones US Paper Index as the industry index. We believe this change is appropriate because this index contains a higher concentration of companies with profiles similar to Neenah’s business mix.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us and on information provided by the reporting persons, we believe that during the fiscal year ended December 31, 2005, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements. Mr. McGovern joined the Board on January 10, 2006 and his initial report under Section 16(a) was reported late on a Form 3 on February 8, 2006.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accuracy and integrity of Neenah’s financial reporting. On November 30, 2004, our Board of Directors adopted an Audit Committee Charter, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on our website at www.neenah.com.

The Audit Committee held seven meetings during the fiscal year ended December 31, 2005. The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP our audited financial statements for the fiscal year ended December 31, 2005. The Audit Committee also discussed with Deloitte & Touche LLP the matters required under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).

The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence. The Audit Committee reviewed the audit and non-audit services provided by Deloitte & Touche LLP for the fiscal year ended December 31, 2005 and determined to engage Deloitte & Touche LLP as the independent registered public accounting firm of Neenah for the fiscal year ending December 31, 2006.

Based upon the Audit Committee’s review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Audit Committee:
Timothy S. Lucas, Chairman
Philip C. Moore
Stephen M. Wood

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for us by Deloitte & Touche LLP as of or for the fiscal years ended December 31, 2005 and December 31, 2004 are set forth below. The aggregate fees included in the Audit category are fees billed for the fiscal year for the integrated audit of our annual financial statements and review of statutory and regulatory filings. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Fiscal Year 2005
Audit Fees	$1,988,000
Audit-Related Fees	35,000
Tax Fees	0
All Other Fees	0
Total	$2,023,000

Audit Fees for the fiscal year ended December 31, 2005 were for professional services rendered for the audits of our annual consolidated and combined financial statements.

Audit Related Fees as of the fiscal year ended December 31, 2005 were for professional services primarily related to the audits of our Ontario defined benefit pension plans.

Fiscal Year 2004
Audit Fees	$757,000
Audit-Related Fees	0
Tax Fees	26,000
All Other Fees	0
Total	$783,000

Audit Fees for the fiscal year ended December 31, 2004 were for professional services rendered for the audits of our annual consolidated and combined financial statements.

Tax Fees as of the fiscal year ended December 31, 2004 were for services related to review of tax accrual and related tax consultation.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the provisions of its charter, the Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services performed by the independent registered public accounting firm in fiscal 2005 and fiscal 2004.

MATTERS TO BE VOTED ON

PROPOSAL 1—
ELECTION OF DIRECTORS

Nominees

The Board of Directors currently consists of seven members. The Board has nominated Mary Ann Leeper and Stephen M. Wood for reelection as Class II directors at the 2006 Annual Meeting. Each of the nominees is currently a director of Neenah. If reelected as a Class II director at the Annual Meeting, each of the nominees would serve a three-year term expiring at the 2009 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. There are no family relationships among the directors or the executive officers.

Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to reelect Mary Ann Leeper and Stephen M. Wood as Class II directors for a three-year term expiring at the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

PROPOSAL 2—
APPROVAL OF THE PERFORMANCE MEASURES UNDER
THE NEENAH PAPER, INC. 2004 OMNIBUS STOCK AND INCENTIVE COMPENSATION PLAN

We are asking our stockholders to approve the performance measures for the Omnibus Plan as set forth below. Stockholder approval is necessary for us to meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) of the Code limits the annual federal tax deduction for compensation paid to our Chief Executive Officer and the other four most highly compensated executive officers (“162(m) Employees”) to $1 million. Certain performance-based compensation paid to 162(m) Employees is excluded from this limitation. The Omnibus Plan is designed to comply with that exception.

Currently, regulations under the Code provide that our stockholders must approve the material terms of the performance measures specified in the Omnibus Plan every five years. Material terms of the performance measures in the Omnibus Plan include (i) individuals eligible to participate; (ii) objective performance measures; and (iii) annual award limits. Specific rules under the Code dictate that spin-off companies (we spun off from Kimberly-Clark Corporation on November 30, 2004) are required to obtain stockholder approval of these performance measures no later than the date that is 12 months after the first stockholder meeting of the company in order to retain the tax deductibility status for 162(m) Employees on an ongoing basis. As such, we are seeking stockholder approval to maintain compliance with Section 162(m), specifically we are seeking approval of certain of the material terms of the performance measures specified in the Omnibus Plan, including (i) individuals eligible to participate; (ii) objective performance measures; and (iii) annual award limits:

•       Eligibility. Participation in the Omnibus Plan is limited to employees of Neenah, its affiliates and/or its subsidiaries, members of the Board of Directors of Neenah, and any consultant, agent, advisor, or independent contractor who renders services to Neenah, its affiliates and/or its subsidiaries that (a) are not in connection with the offer and sale of Neenah’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for Neenah’s securities.

•       Objective Performance Measures. The performance measures for 162(m) Employees are based on the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) gross or net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (vii) earnings before or after taxes, interest, depreciation and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) customer satisfaction; (xv) working capital targets; (xvi) economic value added; (xvii) volume; (xviii) capital expenditures; (xix) market share; (xx) costs; (xxi) regulatory ratings; (xxii) asset quality; (xxiii) net worth; and (xxiv) safety. Performance measures may be used to measure the performance of our company, our affiliates and/or subsidiaries or any combination thereof, and may be compared to the performance of a group of comparator companies or an index, all as determined by the Compensation Committee.

•       Annual Award Limits. Awards under the Omnibus Plan are limited per eligible individual on an annual basis. Subject to the limit of available shares under the Omnibus Plan, the following are the annual limits in any one year to any one participant in the Omnibus Plan:

Options:	200,000
Stock Appreciation Rights:	300,000
Restricted Stock Units:	200,000
Performance Shares or Performance Share Units:	200,000
Cash Based Awards:	$5,000,000
Other Stock Based Awards:	200,000
162(m) Employee Award Incentive Award:

Established by Compensation Committee based on a percentage of an incentive pool equal to the greater of: (i) 20% of Neenah’s consolidated operating-earnings for the plan year or (ii) 20% of Neenah’s operating cash flow for the plan year. In no event may the incentive pool percentage for any 162(m) Employee exceed 40% of the total pool.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to approve the material terms of the performance measures in the Omnibus Plan, including (i) individuals eligible to participate; (ii) objective performance measures; and (iii) annual award limits, all as set forth above.

PROPOSAL 3—
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Deloitte & Touche LLP has served as our independent registered public accounting firm since our spin-off from Kimberly-Clark on November 30, 2004 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Audit Committee and the Board unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm.

STOCKHOLDERS’ PROPOSALS FOR 2007 ANNUAL MEETING

Proposals of stockholders, excluding nominations for the Board of Directors, intended to be presented at the 2007 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by us at our executive offices in Alpharetta, Georgia, on or before the date that is 120 calendar days prior to the first anniversary of the date that this Proxy Statement is released to Stockholders  to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. In the event that the 2007 annual meeting is changed more than 30 days from this year’s meeting, notice by stockholders should be received no later than the close of business on the later of the 150th calendar day prior to the 2007 meeting or the 10th calendar day on which public announcement of the date of such meeting is first made. Any stockholder proposal must be in writing and must comply with Rule 14a-8 under the Exchange Act and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on our books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares, (v) documentary support for any claim of beneficial ownership as required by Rule 14a-8, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the SEC. Stockholder nominations for the Board of Directors must comply with the procedures set forth above under “Nomination of Directors.”

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and vote at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Neenah and its stockholders.

Sincerely,

Sean T. Erwin Chairman of the Board, President and Chief Executive Officer

Alpharetta, Georgia
April 3, 2006

Our 2005 Annual Report, which includes audited financial statements, has been mailed to our stockholders with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

This document was printed in the US on paper manufactured by Neenah Paper, Inc.

2004 Omnibus Stock and Incentive

Compensation Plan

Neenah Paper, Inc.

Effective December 1, 2004

Neenah Paper, Inc.

2004 Omnibus Stock and Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration

1.1          Establishment. Neenah Paper, Inc., a Delaware corporation (the “Company”), establishes an incentive compensation plan to be known as the 2004 Omnibus Stock and Incentive Compensation Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

The Plan was adopted by the Board of Directors on August 31, 2004 and approved by the Company’s sole shareholder on August 31, 2004. The Plan shall become effective December 1, 2004 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2          Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3          Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1          “Affiliate” means the Company and any company, person or organization which, on the date of determination, (A) is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control with (within the meaning of Code section 414(c)) the Company; (C) is a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company; or (D) is otherwise required to be aggregated with the Company pursuant to Code section 414(o) and regulations promulgated thereunder.

2.2          “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3          “Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

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2.4          “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5          “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6          “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7          “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8          “Cause,” unless otherwise set forth in the Participant’s Award Agreement, means the Participant’s:

(a)           Willful failure to perform his duties and responsibilities;

(b)           Embezzlement, fraud, or misappropriation against or with respect to the Company, its Subsidiaries, and/or their assets;

(c)           Conviction of a felony charge or a plea of guilty or nolo contendre to a felony charge;

(d)           Use of alcohol and/or drugs (whether prescription or nonprescription) which impairs the Participant’s ability to perform his duties and responsibilities;

(e)           Unlawful trading in the securities of any corporation (including the Company) based on information gained as a result of the Participant’s performance of services for the Company;

(f)            Violation of any of the corporate policies, work rules, or standards of the Company, including but not limited to the Code of Conduct, sexual harassment policy, and insider trading policy, or violation of any applicable statute, regulation, or rule, or provision of any applicable code of professional ethics; or

(g)           Willful disclosure to unauthorized persons of confidential information or trade secrets of the Company.

The Committee shall determine, in its sole discretion, whether a Participant is being terminated for any of the reasons outlined in (a) through (g); provided that such determination by the Committee shall apply only to Awards granted under this Plan.

2.9          “Change in Control” means any of the following events:

(a)           The acquisition by any Person of Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2.9, the following acquisitions shall not constitute a Change in Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of thirty percent (30%) or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or Subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and (iii) of Section 2.9(c);

(b)           During any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a

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majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

(c)           Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the company resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.9) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.10        “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and as construed and interpreted by valid regulations or rulings issued thereunder.

2.11        “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.12        “Company” means Neenah Paper, Inc., a Delaware corporation, and any successor thereto as provided in Article 21 herein.

2.13        “Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.14        “Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the treasury regulations promulgated under Code Section 162(m), or any successor statute.

2.15        “Covered Employee Annual Incentive Award” means an Award granted to a Covered Employee as described in Article 12.

2.16        “Director” means any individual who is a member of the Board of Directors of the Company.

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2.17        “Disability” means a physical or mental illness, injury or impairment which causes a Participant to meet the requirements to receive long-term disability benefits under a plan sponsored by the Company, its Affiliates, and/or its Subsidiaries or if no such plan is applicable, a Participant’s inability to engage in the essential functions of his duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration, as determined by a medical professional selected by the Committee. Notwithstanding the foregoing, Disability means, as to an ISO, a “permanent and total disability” within the meaning of Code section 22(e)(3).

2.18        “Disabled” means a Participant is (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

2.19        “Effective Date” has the meaning set forth in Section 1.1.

2.20        “Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.

2.21        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.22        “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; or (iii) the effect of a merger or acquisition, recorded in accordance with the criteria for Extraordinary Items in APB No 30, “Reporting the Results of Operations.”

2.23        “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) or national securities market on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. For purposes of determining the Fair Market Value of a Share on the date the Company becomes a separate publicly traded Company, the Fair Market Value of a Share shall be determined as the average of the opening and closing prices of the Company’s common stock on the New York Stock Exchange on the first day of regular-way trading.

2.24        “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.25        “Good Reason,” unless otherwise set forth in the Participant’s Award Agreement, means either of the following:

(a)           A reduction of a Participant’s base salary by ten percent (10%) or more, unless substantially similar salary reductions are applicable to other similarly-situated employees of the Company; or

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(b)           Without the express written agreement of the Participant, any assignment or change in duties that would require the relocation of the Participant’s work place to a location that is more than fifty (50) miles from the Participant’s work place immediately prior to a Change in Control of the Company; provided however, the relocation of the Participant’s work place must also increase the regular commute distance between the Participant’s residence and work place by more than twenty-five (25) miles (one-way).

Notwithstanding the foregoing, if a Participant is also a participant in the Company’s Executive Severance Plan, “Good Reason” shall have the same meaning as any definition of “good reason” under the Executive Severance Plan.

2.26        “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.27        “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.28        “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.29        “Nonemployee Director” means a Director who is not an Employee.

2.30        “Nonemployee Director Award” means any Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.31        “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.32        “Operating Cash Flow” means cash flow from operating activities as defined in SFAS No 95, Statement of Cash Flows.

2.33        “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.34        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.35        “Option Term” means the period of time an Option is outstanding as the Committee shall determine at the time of grant; provided, however, no Option shall be outstanding later than the tenth (10th) anniversary date of its grant.

2.36        “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.37        “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.38        “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.39        “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

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2.40        “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout, exercisability and/or vesting with respect to an Award.

2.41        “Performance Share” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.42        “Performance Unit” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.43        “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.44        “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.45        “Plan” means this Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan.

2.46        “Plan Year” means the short period beginning on the Effective Date and ending on December 31, 2004; and thereafter, each twelve (12) calendar month period beginning on January 1 and ending on the following December 31.

2.47        “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.48        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.49        “Retirement” means termination of employment by a Participant, who is also an Employee, after (i) the later of attaining age sixty-five (65) or the fifth anniversary of the Participant’s date of hire, or (ii) attaining age fifty-five (55) with at least five (5) Years of Vesting Service; provided, however, that if a Participant is a participant under the Company’s Pension Plan or Retirement Contribution Plan, “Retirement” shall mean satisfying the requirements for “retirement” or “early retirement” as defined in the applicable plan.

2.50        “Service Vesting Awards” means an Award, the vesting of which is contingent solely on the continued service of the Participant as an Employee or a Director.

2.51        “Share” means a share of common stock of the Company, $.01 par value per share.

2.52        “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.53        “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.54        “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.55        “Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, its Affiliates, and/or its Subsidiaries that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

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2.56        “Unforseeable Emergency” means a severe financial hardship to the Participant or beneficiary resulting from a sudden and unexpected illness or accident of the Participant or beneficiary, loss of the Participant’s or beneficiary’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary.

2.57        “Year of Vesting Service” shall be determined in the same manner as year of vesting service is determined in the Neenah Paper Pension Plan or Neenah Paper Retirement Contribution Plan, whichever is applicable to the Participant; however, if such plan is subsequently terminated, the Committee shall determine the meaning of such term, in its sole discretion.

Article 3. Administration

3.1          General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2          Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 19, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3          Delegation. The Committee may authorize individuals other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, and may delegate its authority under the Plan, provided, however, the delegation of authority to grant Awards shall be limited to grants by the Chief Executive Officer to newly hired employees, or to respond to special recognition or retention needs, and any such grants shall be limited to eligible Participants who are not subject to section 16 of the Exchange Act. The delegation of authority shall be limited as follows: (a) with respect to individuals who are subject to section 16 of the Exchange Act, the authority to grant Awards, the selection for participation, decisions concerning the timing, pricing and amount of a grant or Award and authority to administer Awards shall not be delegated by the Committee; (b) the maximum number of Shares covered by Awards which may be granted by the Chief Executive Officer within any calendar year period shall not exceed three hundred thousand (300,000); (c) any delegation shall satisfy all applicable requirements of rule 16b-3 of the Exchange Act, or any successor provision; and (d) no such delegation shall result in the disallowance of a deduction to the Company under section 162(m) of the Code or any successor section. Any individual to whom such authority is granted shall continue to be eligible to receive Awards under the Plan.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1          Number of Shares Available for Awards.

(a)           Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be three million five hundred thousand (3,500,000) Shares.

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(b)           Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be: three million five hundred thousand (3,500,000) Shares that may be issued pursuant to Awards in the form of ISOs.

(c)           Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of shares that may be issued to Nonemployee Directors shall be five hundred thousand (500,000) Shares, and no Nonemployee Director may receive Awards subject to more than fifty thousand (50,000) Shares in any Plan Year.

4.2          Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or from Shares reacquired by the Company, including Shares purchased in the open market.

4.3          Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)           Options: The maximum aggregate number of Shares subject to Options granted in any one (1) Plan Year to any one (1) Participant shall be three hundred thousand (300,000) Shares.

(b)           SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be three hundred thousand (300,000) Shares.

(c)           Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be two hundred thousand (200,000) Shares.

(d)           Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one (1) Participant may receive in any one (1) Plan Year shall be two hundred thousand (200,000) Shares if such Award is payable in Shares, or equal to the value of two hundred thousand (200,000) Shares if such Award is payable in cash or property other than Shares determined as of the earlier of vesting or payout.

(e)           Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant in any one (1) Plan Year may not exceed five million (5,000,000) dollars.

(f)            Covered Employee Annual Incentive Award: The maximum aggregate amount awarded or credited in any one (1) Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 12.

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(g)           Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be two hundred thousand (200,000) Shares.

4.4          Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

5.1          Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.

5.2          Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided, that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder).

6.2          Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

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6.3          Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, or (ii) set at a premium to the FMV of the Shares on the date of grant; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant; provided however, the Option Price of a converted Kimberly-Clark option shall be determined in the sole discretion of the Committee.

6.4          Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

6.5          Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6          Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7          Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares. Unless otherwise specified in the Participant’s Award Agreement, such Shares acquired pursuant to the exercise of an Option shall not be subject to any transfer restriction.

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6.8          Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, the Options, which become exercisable as provided in Section 6.5 above, shall be treated as follows:

(a)           If a Participant’s employment terminates during the Option Term by reason of death, the Options shall immediately vest and terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after the date of death; or (ii) the expiration of the Option Term.

(b)           If a Participant’s employment terminates during the Option Term by reason of Disability, the Options shall immediately vest and terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after the Participant’s termination of employment; or (ii) the expiration of the Option Term.

(c)           If a Participant’s employment terminates during the Option Term by reason of Retirement, the Options shall immediately vest and terminate and have no force or effect upon the earlier of: (i) sixty (60) months after the Participant’s termination of employment; or (ii) the expiration of the Option Term.

(d)           If a Participant’s employment terminates during the Option Term due to dismissal by the Company for Cause, the Options terminate and have no force or effect upon the date of the Participant’s termination.

(e)           If the Participant’s employment terminates during the Option Term for any other reason, the Options terminate and have no force or effect upon the earlier of: (i) ninety (90) days after the Participant’s termination of employment; or (ii) the expiration of the Option Term.

(f)            If the Participant continues employment with the Company through the Option Term, the Options terminate and have no force or effect upon the expiration of the Option Term.

6.9          Termination of Service for Directors or Third-Party Service Providers. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant who is a Director or Third-Party Service Provider, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

6.10        Transferability of Options.

(a)           Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)           Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

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6.11        Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.12        Substituting SARs. Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Shares (or SARs paid in Shares or cash at the Committee’s discretion) for outstanding Options; provided, the terms of the substituted SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Committee, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

Article 7. Stock Appreciation Rights

7.1          Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2          SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3          Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4          Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5.         Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the

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underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6          Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)           The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)           The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7          Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, the SARs, which become exercisable as provided in Sections 7.4 and 7.5 above, shall be treated as follows:

(a)           If a Participant’s employment terminates during the SARs term by reason of death, the SARs shall immediately vest and terminate and have no force or effect upon the earlier of: (i) twelve (12) months after the date of death; or (ii) the expiration of the SAR term.

(b)           If a Participant’s employment terminates during the SARs term by reason of Disability, the SARs shall immediately vest and terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after the Participant’s termination of employment; or (ii) the expiration of the SAR term.

(c)           If a Participant’s employment terminates during the SARs term by reason of Retirement, the SARs shall immediately vest and terminate and have no force or effect upon the earlier of: (i) sixty (60) months after the Participant’s termination of employment; or (ii) the expiration of the SAR term.

(d)           If a Participant’s employment terminates during the SARs term due to dismissal by the Company for Cause, the SARs terminate and have no force or effect upon the date of the Participant’s termination.

(e)           If the Participant’s employment terminates during the SARs term for any other reason, the SARs terminate and have no force or effect upon the earlier of: (i) ninety (90) days after the Participant’s termination of employment; or (ii) the expiration of the SAR term.

(f)            If the Participant continues employment with the Company through the SARs term, the SARs terminate and have no force or effect upon the expiration of the SAR term.

7.8          Termination of Service for Directors or Third-Party Service Providers. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant who is a Director or Third-Party Service Provider, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.9          Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws

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of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.10        Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1          Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2          Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3          Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4          Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any

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applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

Any such restrictions shall be evidenced by a legend on the certificates (if such Shares are certificated) representing the Restricted Stock.

8.5          Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Neenah Paper, Inc.

8.6          Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7          Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, upon termination of employment due to death, Disability, or Retirement, all restrictions on such Restricted Stock or Restricted Stock Units shall terminate. In the event a Participant’s employment terminates for any other reason, including but not limited to, termination with or without Cause by the Company, its Affiliates, and/or its Subsidiaries, or voluntary termination by the Participant, all of the unvested Shares of Restricted Stock and Restricted Stock Units a Participant holds at the time of such termination shall be forfeited to the Company.

8.8          Termination of Service for Directors or Third-Party Service Providers. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and /or Restricted Stock Units following termination of the Participant’s service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant who is a Director or Third-Party Service Provider, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9          Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1          Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2          Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set

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performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3          Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4          Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5          Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, upon termination of employment due to death, Disability, or Retirement, any Performance Units and/or Performance Shares shall become payable on a pro rata basis assuming the performance goals have been achieved at target. The proration shall be determined as a function of the length of time within the Performance Period that has elapsed prior to termination of employment. In the event a Participant’s employment terminates for any other reason, including but not limited to, termination with or without Cause by the Company, its Affiliates, and/or its Subsidiaries, or voluntary termination by the Participant, any Performance Units and/or Performance Shares a Participant holds at the time of such termination shall be forfeited.

9.6          Termination of Service for Directors or Third-Party Service Providers. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and /or Performance Shares following termination of the Participant’s service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant who is a Director or Third-Party Service Provider, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7          Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1        Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

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10.2        Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3        Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4        Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5        Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6        Termination of Service for Directors or Third-Party Service Providers. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s service with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant who is a Director or Third-Party Service Provider, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7        Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11. Performance Measures

11.1        Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is

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intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)           Net earnings or net income (before or after taxes);

(b)           Earnings per share;

(c)           Net sales or revenue growth;

(d)           Gross or net operating profit;

(e)           Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)            Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g)           Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)           Gross or operating margins;

(i)            Productivity ratios;

(j)            Share price (including, but not limited to, growth measures and total shareholder return);

(k)           Expense targets;

(l)            Margins;

(m)          Operating efficiency;

(n)           Customer satisfaction;

(o)           Working capital targets;

(p)           Economic Value Added (EVA®);

(q)           Volume;

(r)            Capital expenditures;

(s)           Market share;

(t)            Costs;

(u)           Regulatory ratings;

(v)           Asset quality;

(w)          Net worth; and

(x)            Safety.

Any Performance Measure(s) may be used to measure the performance of the Company, its Affiliates, and/or its Subsidiaries as a whole or any business unit of the Company, its Affiliates, and/or its Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2        Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported

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results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and /or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3        Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4        Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Covered Employee Annual Incentive Award

12.1        Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to the greater of: (i) twenty percent (20%) of the Company’s Consolidated Operating Earnings for the Plan Year, or (ii) twenty percent (20%) of the Company’s Operating Cash Flow for the Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed forty percent (40%) of the total pool, and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

12.2        Determination of Covered Employees’ Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each Covered Employee’s incentive award then shall be determined by the Committee based on the Covered Employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee’s allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 13. Nonemployee Director Awards

All Awards to Nonemployee Directors shall be determined by the Board or Committee. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Unless otherwise specified in the Participant’s Award Agreement, a

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Participant shall not be entitled to receive dividend equivalents based on the dividends declared on the Shares that are subject to an Award.

Article 15. Beneficiary Designation

If the Committee so determines, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, upon the Participant’s death, benefits remaining unpaid or rights remaining unexercised, may be paid to or exercised by the Participant’s executor or administrator.

Article 16. Deferrals

16.1        Deferrals. The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee may establish one or more programs to permit a Participant the opportunity to defer receipt of such consideration and, in its sole discretion, establish rules and procedures for such payment deferrals.

16.2        Awards Subject to Code Section 409A. The remaining provisions of this Article 16 shall apply to any Award granted under this Plan that is or becomes subject to Code Section 409A.

16.3        Deferral and/or Distribution Elections. The following rules shall apply to any deferral and/or distribution elections (“Elections”) that may be permitted or required by the Committee to be made in regard to an award:

(a)           All Elections must be in writing and specify the amount of the Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b)           All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award would otherwise be granted to the individual; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A, then the deferral election can be made no later than six (6) months prior to the end of the performance period.

(c)           Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the beginning of the calendar year for which such Election is to be effective.

16.4        Subsequent Elections. This Plan permits a subsequent election to delay the distribution or change the form of distribution of an Award; however, such subsequent election shall comply with the following requirements:

(a)           Such subsequent election may not take effect until at least twelve (12) months after the date on which the subsequent election is made;

(b)           In the case of a subsequent election related to a distribution of an award not described in Section 16.5(b), 16.5(c), or 16.5(f), such subsequent election must result in a delay of

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distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)           Any subsequent election related to a distribution pursuant to Section 6.4(d) shall not be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

16.5        Distributions Pursuant to Elections. Any Award deferred under this Plan may not be distributed earlier than:

(a)           Separation from service (as determined by the Secretary of the United States Treasury);

(b)           The date the Participant becomes Disabled;

(c)           Death;

(d)           A specified time (or pursuant to a fixed schedule) specified in the deferral election as of the date of the deferral of such award;

(e)           To the extent provided by the Secretary of the United States Treasury, a Change in Control; or

(f)            The occurrence of an Unforeseeable Emergency.

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Code Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 16.5(a) of any deferred amounts may be made before six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

16.6        Unforeseeable Emergency. The Committee shall have the authority to alter the timing or manner of payment of deferred amounts in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Furthermore, to the extent the Committee agrees an Unforeseeable Emergency has occurred for a Participant, the Committee may, in its sole discretion:

(a)           Authorize the cessation of deferrals by such Participant under this Plan; or

(b)           Provide that, subject to the above requirements, all, or a portion, of any previous deferrals by the Participant shall immediately be paid in a lump-sum payment; or

(c)           Provide for such other payment schedule as deemed appropriate by the Committee under the circumstances.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment of deferrals to the Participant shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

16.7        Disabled

(a)           A Participant may elect one or both of the following forms of distribution for his or her deferral(s) distributable by reason of the Participant becoming Disabled: (i) a single distribution, or (ii) a distribution in approximately equal annual installments over a period of

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either five (5) or ten (10) years. The deferral(s) of a Participant who fails or refuses to elect a method of distribution upon becoming Disabled shall be paid in a single sum.

(b)           A distribution payable by reason of a Participant becoming Disabled shall be paid (in the case of a single distribution) or commence to be paid (in the case of annual installments) as soon as practicable following the date the Participant becomes Disabled.

16.8        Death. If a Participant dies before complete distribution of his or her deferral(s) under this Plan has occurred, the Participant’s undistributed deferrals shall commence to be distributed to his or her beneficiary under the distribution method for death elected by the Participant as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. The deferral(s) of a Participant who fails or refuses to elect a method of distribution upon death shall be paid in a single distribution.

16.9        No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Code Section 409A and/or the Secretary of the United States Treasury.

Article 17. Rights of Participants

17.1        Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

17.2        Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

17.3        Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 18. Change in Control

18.1        Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, all other then-outstanding Awards that are Service Vesting Awards shall vest in full and be free of restrictions, and unless otherwise determined by the Committee and set forth in the Participant’s Award Agreement, the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, Performance Shares, and performance-based Cash-Based Awards shall be deemed to have been fully earned and payable as of the effective date of the Change in Control; provided however to the extent that another Award meeting the requirements of Section 18.2 (a “Replacement Award”) is provided to the Participant pursuant to Section 4.4 to replace such Award (the “Replaced

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Award”). The treatment of any other outstanding Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

18.2        Replacement Awards. An Award shall meet the conditions of this Section 18.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award, as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

18.3        Termination of Employment. Upon termination of employment without Cause by the Company, termination of employment with Good Reason by the Employee, or termination of directorship of a Director, occurring during the period of two (2) years after such Change in Control, (i) all Replacement Awards held by the Participant shall become fully vested, (if applicable) exercisable and free of restrictions, and (if applicable) fully earned and payable, and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

Article 19. Amendment, Modification, Suspension, and Termination

19.1        Amendment, Modification, Suspension, and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Sections 4.4 and 6.11, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

19.2        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

19.3        Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

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Article 20. Withholding

20.1        Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

20.2        Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee and as permitted by the rules established by the Securities and Exchange Commission and/or the Code, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

22.1        Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for Cause, termination of the Participant’s provision of services to the Company, its Affiliates, and/or its Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

22.2        Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

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22.3        Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4        Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5        Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6        Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)           Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8        Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9        Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and /or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)           Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)           Determine which Employees and/or Directors, or Third-Party Service Providers outside the United States are eligible to participate in the Plan;

(c)           Modify the terms and conditions of any Award granted to Employees and/or Directors or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)           Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e)           Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10      Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

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22.11      Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, its Affiliates, and/or its Subsidiaries, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, its Affiliates, and/or its Subsidiaries, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

22.12      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13      Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, its Affiliates’, and/or its Subsidiaries’ retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.14      Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.15      No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s, its Affiliates’, and/or its Subsidiaries’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company, its Affiliates, and/or its Subsidiaries to take any action which such entity deems to be necessary or appropriate.

22.16      Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

22.17      Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by Delaware law.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

A	Election of Directors		PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1.  The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to reelect Mary Ann Leeper and Stephen M. Wood as Class II directors for a three-year term expiring at the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	For	Withhold

01 - Mary Ann Leeper	☐	☐

02 - Stephen M. Wood	☐	☐

B	Issues

The Board of Directors recommends a vote FOR the following proposals.
	For	Against	Abstain
2. Approval of the performance measures under the	☐	☐	☐
NEENAH PAPER, INC. 2004 OMNIBUS STOCK
AND INCENTIVE COMPENSATION PLAN.
	For	Against	Abstain
3. To ratify the appointment of Deloitte & Touche LLP	☐	☐	☐
as the independent registered public accounting
firm of Neenah Paper Inc for the fiscal year ending 2006.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 2 0 7 1	1UPX	C O Y

PROXY - NEENAH PAPER, INC.

Proxy/Voting Instructions for the Annual Meeting of Stockholders May 4, 2006

Solicited on Behalf of the Board of Directors

You may vote in person by attending the meeting or by using the Internet or telephone. Sean T. Erwin and Steven S. Heinrichs, or any of them, with full power of substitution to each, hereby are appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Neenah Paper, Inc., to be held at the corporate offices, 3460 Preston Ridge Road Suite 600, Alpharetta, GA 30005 on May 4, 2006 at 10:00 a.m. and at any adjournment thereof. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL ISSUES YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE.

This card also constitutes voting instructions to the trustees of the Company’s employee benefits and stock purchase plans to vote whole shares attributable to accounts the undersigned may hold under such plans. If no voting instructions are provided, the respective plan committees will direct the trustees to vote the shares.

Please date, sign and return this proxy/voting instruction card promptly. If you own shares directly and plan to attend the meeting, please so indicate in the space provided on the reverse side. You may also vote via Internet or telephone. See instructions below.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

PLEASE RETURN THIS CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 4, 2006.

THANK YOU FOR VOTING